SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 1, 2002
Date of Report (Date of Earliest Event Reported)

The China Fund, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	811-6651 (Commission File Number)	000000000 (IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts (Address of Principal Executive Offices)	02110 (Zip Code)

(212) 808-0500
(Registrant’s Telephone Number, Including Area Code)

Item 9.    Regulation FD Disclosure.

Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the March 2002 Monthly Update on the Fund by the Fund’s Investment Manager.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2002

By	: /S/ ANN M. CASEY
Name: Ann M. Casey
Title: Secretary

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The China Fund, Inc. (CHN)
March 2002

In brief...	at February 28, 2002

	China Fund NAV	MSCI Golden Dragon
1 month return*	-0.5	-3.6
1 year return*	19.0	-20.3
Net Asset Value per share*	US	$ 15.57
Market Price*	US	$ 13.45
Premium/Discount*		(13.6%)
Fund size*	US	$156.8m
*Source: State Street Corporation/Martin Currie Inc

Manager’s commentary

February was a quiet month, dominated by holidays and politics. While much food was consumed and Mahjong played, the PRC markets were closed for a full two weeks. Meanwhile, President Bush visited and took a firmer line on US/Taiwan ties than his predecessor. Politics will continue to have a high profile in the run-up to the sixteenth party congress in October when a handover of leadership is expected. This may delay the making of any ‘brave’ decisions before the autumn. But the regulation-writers will be kept busy in the meantime with new laws arising from WTO membership. The authorities showed their commitment to maintaining high economic growth by cutting interest rates again. A one-year RMB deposit now pays just 1.98% before tax. Worsening deflation was a factor in this decision; CPI fell by 1% year-on-year in January.

China’s export performance continues to exceed expectations. Exports grew by 29.2% year-on-year in January, making a monthly trade surplus of US$2.7 billion. China also continues to be successful in attracting foreign investment. Utilized foreign direct investment (FDI) grew by 33% year-on-year. China’s foreign exchange reserves have now grown to US$218 billion. Given this convincing show of China’s international competitiveness, we do not expect the RMB to be affected by the current weakness in the yen.

Chris Ruffle

Investment stategy

Your fund is 95.4% invested with holdings in 52 companies. We continue to concentrate on companies where the management owns equity, rather than state-owned enterprises. Our relatively high weighting to Taiwan-listed companies (34.0% of the portfolio) is concentrated on companies outside the technology sector, particularly those that are profitably expanding their businesses on the mainland. In February we added to our holding in Taiwan’s leading logistics company Synnex, which is accelerating its expansion on the mainland, and the autoparts maker Tong Yang, whose six plants on the mainland have all now turned profitable.

We have increased the portfolio’s exposure to cyclical industries by cutting holdings in Huaneng Power and Sinopec in favour of China’s largest polyester company Sinopec Yizheng Chemical Fibre. In Hong Kong, we have added the new private-sector gas and oil services company, Geomaxima. Meanwhile in Singapore, we have added the pork processor People’s Food. It has now opened its fifth plant in China and is doubling its number of retail outlets.

Our relatively high cash position is due to a direct investment, which we intend to conclude shortly. We continue to hedge 50% of our NT$ position because we believe that the yen will depreciate further after the end of March, the end of the financial year in Japan, and put pressure on this currency.

* Source: Martin Currie Inc

Fund details*
Market cap	$141m
Shares outstanding	10,073,173 shares
Exchange listed	NYSE
Listing date	July 10, 1992
Investment manager	Martin Currie Inc
Direct investment
manager	Asian Direct Capital Management

15 largest listed investments* (49.5%)
Yanzhou Coal Mining	Energy	4.9
Taipei Bank	Financials	4.6
Chunghwa Telecom	Telecommunications	4.4
TCL International	Information Technology	4.4
Phoenixtec Power	Consumer Staples	3.9
Zhejiang Expressway	Utilities	3.4
Chinadotcom	Information Technology	3.0
Brilliance China	Consumer Discretionary	2.9
Want Want Holdings	Consumer Staples	2.9
Shangri-La Asia	Consumer Discretionary	2.7
TPV Technology	Information Technology	2.7
Ho Tung Chemical	Materials	2.6
Synnex Technologies	Consumer Discretionary	2.5
Polaris Securities	Financials	2.3
Shanghai Friendship Group	Consumer Staples	2.3

Sector allocation*
	% of	MSCI Golden
	net assets	Dragon %
Information Technology	14.8	25.8
Consumer Staples	13.6	0.4
Consumer Discretionary	12.1	5.4
Financials	9.8	29.3
Industrials	8.4	18.2
Utilities	7.5	6.7
Energy	6.9	1.4
Materials	6.8	3.4
Telecommunications	6.3	9.3
Other (sectors less than 2%)	3.7	-
Diversified	3.1	-
Health Care	2.4	0.1
Cash	4.6	-
Total	100.0	100.0

Asset allocation* (%)

Direct investments*
A-S China Plumbing Products	Diversified	2.6%
Moulin International (2004 CB)	Manufacturing	1.3%
New World Sun City	Real Estate	0.4%

Performance* (in US$ term)
As at February 28, 2002	NAV	Market price
	%	%
One month	-0.5%	0.9%
Calendar year to date	3.2%	8.3%
3 years **	21.8%	25.6%

Fund performance
		One month	Three months	Year to date	One year	Three years	Five years	Since launch#
The China Fund, Inc.		-0.5	12.1	3.2	19.0	21.8**	-0.6**	3.2**
MSCI Golden Dragon		-3.6	5.6	-4.1	-20.3	-0.8	-7.4	-
Hang Seng Chinese Enterprise Index		4.9	12.2	14.2	11.0	14.1	-15.0	-
Source:	* State Street Corporation / MC Inc.	# The Fund was launched on July 10, 1992			** Annualized Return

Performance in perspective

The China Fund Inc. Premium/discount

Dividend History Chart*

All charts are based on February 28, 2002.

*Source: State Street Corporation

The portfolio - in full			as of February 28, 2002

Sector	Company (code)	Price	Holding	Value $	% of
Hong Kong 44.6%					portfolio
Yanzhou Coal Mining Co.	1171.HK	HK$ 3.15	19,000,000	7,673,814	4.9%
TCL International Holdings Ltd	1070.HK	HK$ 11.44	37,318,000	6,890,139	4.4%
Zhejiang Expressway Co., Ltd	0576.HK	HK$ 2.10	19,814,000	5,335,051	3.4%
Brilliance China Automotive Holdings, Ltd	1114.HK	HK$ 1.44	24,300,000	4,486,585	2.9%
Shangri-La Asia, Ltd	0069.HK	HK$ 6.70	5,000,000	4,295,284	2.7%
TPV Technology, Ltd	0903.HK	HK$ 3.43	9,764,000	4,287,809	2.7%
Fountain Set (Holdings) Ltd	0420.HK	HK$ 1.71	15,250,000	3,343,590	2.1%
China Rare Earth Holdings, Ltd	0769.HK	HK$ 2.00	12,600,000	3,231,079	2.1%
Huaneng Power International, Inc.	0902.HK	HK$ 5.50	4,418,000	3,115,555	2.0%
Asia Satellite Telecommunications Holdings	1135.HK	HK$ 13.30	1,693,000	2,887,059	1.8%
Chaoda Modern Agriculture	0682.HK	HK$ 2.35	8,500,000	2,561,143	1.6%
Beijing Capital International Airport Co., Ltd	0697.HK	HK$ 1.89	10,384,000	2,503,050	1.6%
Sinopec Yizheng Chemical	1033.HK	HK$ 1.16	14,694,000	2,185,472	1.4%
Global Bio-chem Technology Group Co., Ltd	0809.HK	HK$ 2.30	7,000,000	2,064,301	1.3%
Wah Sang Gas	8035.HK	HK$ 0.91	16,998,000	1,983,290	1.3%
Geomaxima	0702.HK	HK$ 1.24	12,400,000	1,971,472	1.3%
LifeTec Group, Ltd	1180.HK	HK$ 0.21	65,346,000	1,751,106	1.1%
China Overseas Land & Investment, Ltd	0688.HK	HK$ 0.95	14,200,000	1,729,653	1.1%
China Travel	308.HK	HK$ 1.69	7,218,000	1,564,050	1.0%
Arcontech, Corp	8097.HK	HK$ 1.03	9,000,000	1,188,575	0.8%
Chen Hsong Holding, Ltd	0057.HK	HK$ 1.34	6,630,000	1,143,359	0.7%
Euro-Asia Agriculture	0932.HK	HK$ 1.75	4,698,000	1,054,140	0.7%
Sunway International Holdings	0058.HK	HK$ 0.41	20,000,000	1,038,561	0.7%
China Petroleum & Chemical, Corp	0386.HK	HK$ 1.21	6,530,000	1,013,084	0.6%
Automated Systems Holdings, Ltd	0771.HK	HK$ 1.96	1,752,000	440,288	0.3%
Jackin International	0630.HK	HK$ 0.32	5,000,000	205,147	0.1%

Taiwan 34.0%
Taipei Bank	2830.TW	NT$ 25.00	10,115,400	7,202,443	4.6%
Chunghwa Telecom Co., Ltd	2412.TW	NT$ 49.80	4,908,000	6,961,305	4.4%
Phoenixtec Power Co., Ltd	2411.TW	NT$ 28.60	7,595,000	6,186,579	4.0%
Ho Tung Chemical, Corp	1714.TW	NT$ 18.40	7,732,950	4,052,470	2.6%
Synnex Technologies International, Corp	2347.TW	NT$ 45.10	3,084,000	3,961,391	2.5%
Polaris Securities Co., Ltd	6011.TWO	NT$ 16.10	8,042,000	3,687,624	2.3%
Choice Lithograph, Inc	9929.TW	NT$ 18.50	6,273,000	3,305,246	2.1%
Pacific Construction Co., Ltd	2506.TW	NT$ 3.52	32,841,000	3,292,424	2.1%
China Synthetic Rubber, Corp	2104.TW	NT$ 10.45	9,919,440	2,952,298	1.9%
Bank Sinopac	2839.TW	NT$ 13.85	7,000,000	2,761,242	1.8%
Advantech Co., Ltd	2395.TW	NT$ 91.00	959,100	2,485,776	1.6%
Lian Hwa Foods	1231.TW	NT$ 14.90	4,759,000	2,019,569	1.3%
Ability Enterprise Corp	2374.TW	NT$ 33.80	1,700,000	1,636,524	1.0%
Tong Yang	1319.TW	NT$ 14.20	3,532,000	1,428,452	0.9%
Inventec	2356.TW	NT$ 30.50	1,526,000	1,325,595	0.9%

B shares 5.3%
Shanghai Friendship Group Co., Inc	900923.SS	US $ 1.03	3,530,000	3,650,020	2.3%
Luthai Textile Co., Ltd	200726.SZ	HK $ 8.28	1,999,869	2,123,142	1.4%
Shanghai Matsuoka, Co	900955.SS	US $ 1.63	981,850	1,600,415	1.0%
Weifu High Technology	200581.SZ	HK $ 6.14	1,178,550	927,819	0.6%

New York 3.0%
Chinadotcom, Corp	China.O	US $ 2.89	1,675,000	4,690,000	3.0%

Direct 4.3%
A-S China Plumbing Products, Ltd			450	4,178,250	2.6%
Moulin International Holdings, Ltd (2004 CB)			2,000,000	2,002,750	1.3%
New World Sun City, Ltd			83	608,786	0.4%

Singapore 4.2%
Want Want Holdings, Ltd	WANT.SI	US $ 2.36	1,900,000	4,484,000	2.9%
People’s Food Holding	PFH.SI	S $ 0.87	3,000,000	1,425,256	0.9%
Asia Dekor Holdings, Ltd	ADEK.SI	US $ 0.10	7,374,000	700,530	0.4%

Cash 4.6%

Objective

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the new policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

Contacts

The China Fund, Inc.

c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
http://www.chinafundinc.com

Important Information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit, from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.